Exhibit 10
August 8, 2025

JFH Family Limited Partnership—SW1 c/o David Smith, LBMC 605 Chestnut Street, Suite 1100 Chattanooga, Tennessee 37450	JFH Family Limited Partnership—DH1 c/o David Smith, LBMC 605 Chestnut Street, Suite 1100 Chattanooga, Tennessee 37450
Anne Lupton Carter Trust f/b/o Sue Anne H. Wells c/o David Smith, LBMC 605 Chestnut Street, Suite 1100 Chattanooga, Tennessee 37450	Anne Lupton Carter Trust f/b/o Deborah S. Harrison c/o David Smith, LBMC 605 Chestnut Street, Suite 1100 Chattanooga, Tennessee 37450
Re: Stockholder Conversion Agreement

Dear Holders:

Reference is made to that certain Stockholder Conversion Agreement, dated as of March 17, 2022, by and among Coca-Cola Consolidated, Inc., a Delaware corporation (the “Company”), and the persons listed on the Schedule of Holders attached thereto (each, a “Holder” and collectively, the “Holders”) (the “SCA”). Except as otherwise set forth herein, capitalized terms used but not otherwise defined herein have such meanings ascribed to thereto in the SCA.

By signing below, the Company and the Holders agree that Section 5(b) of the SCA regarding certain limitations on trading volume over a consecutive three (3) month period is hereby deleted and replaced with “Intentionally Omitted.”

This letter agreement is being delivered in accordance with Section 6(c) of the SCA. Except as expressly set forth herein, the SCA shall remain in full force and effect. This letter agreement may be executed by one or more of the parties hereto in any number of counterparts (including by electronic mail or other transmission method), each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

Please execute and deliver a counterpart of this signature page, which will become a binding agreement on our receipt of a counterpart signature page from each Holder.

Sincerely,

COCA‑COLA CONSOLIDATED, INC.

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel and Secretary

[Signature page follows.]

Accepted and Agreed To:

HOLDERS:

JFH FAMILY LIMITED PARTNERSHIP—SW1

By:
Its:

By:	/s/ Sue Anne Wells
Name:	Sue Anne Wells
Title:	Authorized Signatory

ANNE LUPTON CARTER TRUST f/b/o SUE ANNE H. WELLS

By:	/s/ Sue Anne Wells
Name:	Sue Anne Wells
Title:	Authorized Signatory

JFH FAMILY LIMITED PARTNERSHIP—DH1

By:
Its:

By:	/s/ Deborah H. Everhart
Name:	Deborah H. Everhart
Title:	Authorized Signatory

ANNE LUPTON CARTER TRUST f/b/o DEBORAH S. HARRISON

By:	/s/ Deborah H. Everhart
Name:	Deborah H. Everhart
Title:	Authorized Signatory